UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-21955

Stewart Capital Mutual Funds
800 Philadelphia Street
Indiana, PA 15701
 (Address of principal executive offices)

Malcolm Polley
Stewart Capital Advisors LLC
800 Philadelphia Street
Indiana, PA 15701
(Name and address of agent for service)

Copies to:
JoAnn M. Strasser
Thompson Hine LLP
41 South High Street, Suite 1700
Columbus, OH 43215

Registrant's telephone number, including area code: (724) 465-1443

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

Stewart

CAPITAL

MID CAP FUND

ANNUAL REPORT 12•31•13

Table of Contents

Letter to Shareholders	1
Expense Example	8
Schedule of Investments	9
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	15
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	22
Additional Information	23
Trustee and Officer Information	26

Investment Products Offered

Are Not FDIC Insured | You May Lose Money | Are Not Bank Guaranteed

1

Dear Fellow Shareholder,

As I prepare to write each of my Chairman’s Letters, I take some time to re-read the most recent letters. What interested me the most about last year’s Chairman’s Letter was how eerily similar it was to what I have to talk about this year. As tempting as it is to simply change the dates and re-publish, we feel it is important to provide insight into our thoughts for the year just past and expectations for the year in process.

1998. For me, the year 2013 felt a lot like 1998. That was a year when domestic equity markets were up by double digits for the fourth consecutive year. The returns on portfolios I managed were good on an absolute basis, but they lagged badly in comparison to standard market benchmarks. Earnings expectations for calendar 1998 were fairly aggressive – particularly because the outlook for technology was extremely positive. We were in the throes of a technology bubble that, in hindsight, was being driven by tech spending in preparation for Y2K. Many believed that this spending was the beginning of a new era in earnings and economic growth. Equity prices came unhinged from economic and earnings reality and anyone who paid attention to the old word metrics of PE ratios, cash flow, etc. was simply out of touch.

Fast forward to 2013, and expectations for earnings and economic growth were rather robust (although both came down dramatically). Markets moved forward on expectations that the unemployment rate would decline and consumers, feeling better about themselves because of better jobs prospects, would begin to spend. Indeed, consumer discretionary names were among the best performing segments of the market – particularly towards the back half of the year as expectations began to build for the Christmas selling season. Additionally, health care names (particularly among smaller mid-cap and small-cap stocks) rose dramatically on the expectation that the Patient Protection and Affordable Care Act (aka, Obamacare) would mean better earnings as pro-bono work would now be paid (at least in part).

Throughout my career, I have tended to struggle when prices come unhinged from rational expectations. 2013 was no exception. While our performance looked good from an absolute standpoint, it lagged badly on a relative basis. That is not something we want to repeat in 2014.

The Economy

At the beginning of 2013, there were significant, unsettling issues that needed to be addressed; and each had the potential to dampen economic growth and market returns. First and foremost were issues related to the United States budget and its debt ceiling – unfinished business at the end of 2012. The lame-duck Congress opted to kick the can down the road by putting automatic across the board, budget cuts into place. This meant the new Congress would have to wrangle with difficult budget questions later in 2013. Unresolved budgetary and debt ceiling issues would cause market participants to take their eye off of the growth ball to worry about the potential fallout from the worsening fiscal house that is the federal government. This would have a negative impact on the credit and profitability outlook.

2

Also, there was considerable consternation about when the United States Federal Reserve might begin to unwind the bond purchase program known as quantitative easing. While unwinding the program could be an indicator the economy is strong enough to grow without such support, doing so too early or too quickly has the potential to unsettle growth momentum. Chairman Bernanke roiled the bond markets when his May 2013 testimony to the United States Congress suggested the Federal Reserve could begin tapering bond purchases as early as June. These concerns fell by the wayside as Janet Yellen, now confirmed to become the next Chairperson of the Federal Reserve, became the most likely heir apparent; and the focus of the Federal Reserve is expected to change from tapering back to favoring stimulus to ease unemployment.

In the end, we see the policies being put in place by both the Federal Reserve and Congress to be restrictive (much like last year). While consensus expectations are for economic growth of between 2.8% - 3%,1 we would not be surprised to see growth at the lower end of the range. Indeed, even though the unemployment rate continues to drop, this is more the result of people dropping out of the labor pool (no longer looking for a job) than people finding actual jobs.

Thankfully, the U.S. economy is not the only game in town. If global economies can see faster growth, then that could provide the boost that businesses need to help earnings growth accelerate – if only modestly.

Market Overview

By any measure, 2013, was an excellent year for stocks. Equity markets were up by double-digit levels for the second consecutive year. We also saw earnings multiples expand at a clip we haven’t seen since the days of the tech boom in the late 1990s, with the S&P 500® expanding from a little more than 12 times expected earnings at the beginning of 2013 to nearly 15½ times earnings at the beginning of 2014.2 Also, according to the Bloomberg Professional Service, consensus expectations for the S&P 500® earnings over the next twelve months see growth of 12.42%. We do not share this consensus.

While I don’t place a lot of stock (no pun intended) in technical analysis, I do find it useful from time to time to put market performance in a historical context. When looked at compared to history, equity returns give me pause.

Since 1927 and before the most recent occurrence, there have been twenty-five instances where the market rose by double-digit amounts two years in a row. For eleven of those times, the equity markets experienced negative returns for the third year. For six of those times, the returns were single digit; and for eight times the third year returns were double digit. In other words, when the long-term rate of return for stocks has been ten percent, and the return for stocks has been ten percent or greater for two consecutive years, the third year has produced below average returns sixty-eight percent of the time. We believe this pattern occurs because above average returns for a longer than normal time period tend to produce over-valuation that must be corrected through a period of below average or negative performance.

3

During 2013, mid-cap stocks, as represented by the S&P MidCap 400® Index, ended in the middle of the pack when compared to returns of other equity indices. The S&P MidCap 400® ended the year up 33.50%. This put mid-cap stocks in third place, behind both the NASDAQ Composite (up 40.12%)and the Russell 2000® Index of small-cap stocks (up 38.82%), and ahead of the Russell 1000® Index (up 33.11%) and S&P 500® (32.39%) large-cap indices.

Sectors that led the performance within the S&P MidCap 400® were healthcare (up 45.43%) followed by industrials (up 42.46%), consumer discretionary (up 40.75%) and consumer staples (up 37.00%). The rest of the sectors underperformed the benchmark. The worst performing sector was telecom (up 18.46%), followed by financials (up 21.48%), materials (up 22.43%), utilities (up 22.94%), energy (up 26.13%) and tech (up 28.25%).

Fund Performance

The Stewart Capital Mid Cap Fund returned 25.68% for the year ended December 31, 2013, underperforming its benchmarks the S&P MidCap 400® (up 33.50%) and the Russell Midcap® Value Index (up 33.46%).

We just never got going last year. The things that have helped us so much since the Great Recession hurt us in 2013 – much of that due to economic activity that was slower than many had hoped. Hurting us most was our exposure (or lack thereof) to materials, financials and healthcare.

After jettisoning Thompson Creek Metals Company Inc. from the fund in April of last year, our materials exposure was limited to agricultural related fertilizer names. Even though the longer-term trend for a needed increase in foodstuffs remains intact, materials prices do tend to follow global economic activity. With much of the globe slowing, these stocks faced some difficulties. It is important to note that investors should expect periodic pauses within the larger context of a macro trend. These pauses can be used to build or initiate positions for investors’ ultimate advantage.

While financials were not one of the top performing sectors (relative to the S&P 400®), our extreme under-exposure to the sector hurt our performance. We continue to believe that financial stocks will face difficulty in a rising rate environment as margins will get squeezed. For those companies we do own, we prefer to focus on companies, which we believe to be less impacted by margin pressures due to rising rates. It is with this in mind, that we exited Northwest Bancshares, Inc., replacing the company with specialty property casualty insurer AmTrust Financial Services, Inc.

We are at a market weight in healthcare – unfortunately, that did not help as we remain underexposed to health care providers. As I explained in the mid-year letter, health care providers don’t have control over their costs and they don’t have control over their revenue. We don’t like business where both revenues and expenses are determined by others so we will continue to be underexposed. That said, we did make some moves to add genetic testing company Myriad Genetics, Inc. and equipment maker Masimo Corporation to the portfolio while exiting medical products maker C.R. Bard, Inc. and generic drug manufacturer Perrigo Company plc as the prices of both hit our estimate of their value.

4

I want to be clear that, although we make the expected comparison of our portfolio performance to benchmark results, benchmark sector allocations are not important criteria for our portfolio selections. We prefer to spend our time and energy seeking good quality companies that we believe will add to shareholders’ wealth through higher share prices and through payments to shareholders via dividends or share buybacks.

Despite our punk relative performance, we were very busy making changes to the portfolio, with a total of eight new investment partners and saying goodbye to six. (We refer to our holdings as partners as we view ourselves as partners, because we view ourselves as business owners and expect all new positions as the beginnings of a long-term relationship.)

As mentioned above (and in the semi-annual letter) we added Myriad Genetics (a pure play molecular diagnostic company specializing in analyzing BRCA genes for mutations that cause cancer) and Masimo Corporation (a non-invasive monitoring company that developed a pulse oximeter for measuring pulse and oxygen levels) during the first half of the year. Additionally (also mentioned in the semi-annual letter) we added wholesale technology distributor Tech Data Corporation and technology concern F5 Networks, Inc.

In the second half of the year we welcomed internet advertising company ValueClick, Inc., teenage and young-adult clothier American Eagle Outfitters, specialty insurer AmTrust Financial Services, Inc. and oil refiner HollyFrontier Corporations as partners.

While ValueClick operates in a very competitive industry (advertising), the growth profile of the industry is very compelling. Its value-added services have allowed them to develop a large book of business over fourteen years, and the services they provide have allowed them to take margin and at higher prices than their competition. Contrary to public perception, ValueClick is not just acquiring and flipping publisher inventory. Their support staff and tools allow publishers and advertisers to maximize return on investment (ROI) for their advertising dollars.

AmTrust Financial Services, Inc. is a niche property and casualty insurance company that is focused on the underserved low hazard insurance. (Low hazard lines are not known for large losses or severe losses.) The origin of the company was in the extended warranty business. This insurance is usually purchased in conjunction with the purchase of a consumer product. AmTrust remains in this business as the third or fourth largest player.

What sets AmTrust apart from their competition across their business lines is technology. The company develops software internally that allows them to deal most efficiently with smaller insurance contracts – giving them a substantial advantage on smaller policies. With 150 software engineers on staff, they are able to maintain their technology leadership position versus their competition.

HollyFrontier is not a new name to us as we owned it (then known as Frontier Oil Corporation) in our portfolios prior to the inception of the fund. What makes HollyFrontier interesting (to me anyway) is both the location of its refineries and the type of crude it can process.

5

The company first came to my notice the year the three hurricanes (aka the three sisters: Katrina, Rita and Wilma) slammed into the Gulf Coast knocking out much of the refining capacity of the United States. From my perspective, at that time, those refineries that were able to maintain production would be able to generate outsized profits – at least for a time. Since its refineries were not on the Gulf Coast, it stood to reason that the company should benefit from its competition being off line.

HollyFrontier’s geographic advantages still exist. Its refinery locations give it the ability to take shipment of lower quality crude from Canada as well as crude oil from the Bakken Shale in North Dakota and Wyoming. Additionally, because of the complexity of the company’s’ refineries they are able to use cheaper, lower-cost feedstock (crude oil) and turn out higher margin, value added products.

We also exited a number of names. While we said good-bye to a number of partners due to price (C.R. Bard, Skechers USA and Perrigo), to some we bid adieu for less happy reasons. Northwest Bancshares has been operating under a memorandum of understanding from its regulators who have asked that bank to strengthen its procedures. While there are no capital issues and the company is in no danger of being closed down, the regulatory oversight has caused it to cease acquisition plans. Since acquisitions had been a primary growth driver, the stock hasn’t done much. While there wasn’t much downside, we also didn’t believe that the upside warranted adding to our position and exited the name.

We already had made an adjustment to our holdings of Thompson Creek Metals during 2012, swapping our stock for a convertible preferred. Unfortunately, continued cost overruns at its Mt. Milligan facility as well as a collapse in molybdenum prices and a decline in gold prices (the company had attempted to diversify its metals portfolio by acquiring a gold mining concern) created a need for cash. They ended up going to the debt markets and paid ridiculously high rates for financing to finish the Mt. Milligan project. Hence, we exited the name entirely.

McDermott International, Inc. simply could not get out of its own way. With as much time and effort as we put into gleaning the quality of management, this remains an inexact science. In general, we follow one of motivational speaker Zig Ziglar’s maxims, “You can’t do a good deal with a bad guy.” Unfortunately, that maxim can’t account for people who make errors in pricing. When it came right down to it, management showed an inability to price their projects so that they could make money. Having had enough, we sold the stock.

There was one silver lining - McDermott spun off The Babcock and Wilcox Company, which we continue to hold and which is doing reasonably well.

Strategy Overview

Our strategy does not change. Our aim continues to be to find good companies at attractive prices with whom we expect to partner for a long period of time. We are not inclined to make tactical short-term decisions to try to capture seasonal changes. Instead, we seek to employ the methods that we believe are most likely to produce long-term success.

6

We also believe in assessing potential opportunity in the context of potential risk. We will continue to look for investments that we believe are overlooked and/or misunderstood because we think the risks to investing in those types of companies are likely to be rewarded. As we evaluate potential risk and potential reward of any investment, business value will remain our sole focus.

Thank you for your continued confidence. As always, we will strive to meet your investment needs, and I welcome any questions you might have. You may reach me at 877.420.4440 or at stewartcap@UMB.com.

Sincerely,

Malcolm E. Polley, CFA
President and Chairman of the Board of Trustees
Stewart Capital Mutual Funds
December 2013

The views and opinions in this report were current as of December 31, 2013. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the Adviser reserves the right to change its views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. Fund portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Adviser or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned in this report. Please see the prospectus for a discussion of the risks related to investing in the Fund.

The Fund invests primarily in undervalued mid-cap stocks and therefore is subject to the possibility that value stocks or mid-cap stocks may temporarily fall out of favor or perform poorly relative to other types of investments. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk. Because the Fund invests in a relatively limited number of securities, it may present greater risk than a more broadly diversified portfolio. It is not possible to invest directly in an index.

¹	Source: Barrons.com, Believe the Forecasters for a Standout 2014, Saturday, December 28, 2013

²	Source: Factset Earnings Insight, January 13, 2013 and Factset Earnings Insight, January 10, 2014

7

Stewart Capital Mid Cap Fund

Growth of a $10,000 Investment

Average Annual Total Returns For The Period Ended December 31, 2013	One Year	Three Year	Five Year	Since Inception*
Stewart Capital Mid Cap Fund**	25.68%	13.18%	21.98%	8.75%
S&P Midcap 400® Index	33.50%	15.64%	21.89%	9.21%
Russell Midcap® Value Index	33.46%	15.97%	21.16%	6.80%

*	The Stewart Capital Mid Cap Fund commenced investment operations at the close of business December 29, 2006 (the Fund’s inception date).

**	The average annual total returns do not reflect the maximum load of 4.25% due to its discontinuation as of April 1, 2012.

The line graph shown above for the Fund assumes an initial investment of $9,575 ($10,000 less the maximum load of 4.25%) made after the close of business on 12/29/06 (the Fund’s inception date). Returns shown include the reinvestment of all dividends and distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data cited. To request performance data current to the most recent month-end, please call (toll-free) 877.420.4440. As of the effective date of the most recent prospectus, the gross expense ratio was 1.82%.

The S&P Midcap 400® Index is an unmanaged index of 400 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with medium sized market capitalizations and represents approximately seven percent of the total market value of all domestic common stocks. It is not possible to invest directly in an index.

The Russell Midcap® Value Index is an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are members of the Russell 1000® Value Index. It is not possible to invest directly in an index.

Average annual total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The performance returns for the Fund reflect an expense limitation agreement in effect. Without such a limitation, the returns would be reduced.

8

Expense Example For the six months ended December 31, 2013 (Unaudited)

As a shareholder of the Stewart Capital Mid Cap Fund (the “Fund”), you incur ongoing costs which typically consist of management fees, distribution and service (12b-1) fees, and other Fund expenses. If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of the Fund or an asset-based management fee charged by the intermediary. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 to December 31, 2013.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or any costs that may be associated with investing in the Fund through a financial intermediary. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any transactional costs or costs associated with investing through a financial intermediary were included, your costs would have been higher.

Stewart Capital Mid Cap Fund	Beginning account value 7/1/13	Ending account value 12/31/13	Expenses paid during period 7/1/13-12/31/131
Actual	$1,000.00	$1,145.30	$6.49
Hypothetical (5% return before expenses)	1,000.00	1,019.00	6.11

1
Expenses are equal to the Fund’s annualized expense ratio (1.20%), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period). The Board of Trustees approved a reduction of the Fund’s annualized expense ratio from 1.50% to 1.20% at the February 26, 2013 Board of Trustees Meeting, effective April 30, 2013.

9

Stewart Capital Mid Cap Fund
Schedule of Investments December 31, 2013

COMMON STOCKS 92.7%	Shares	Value
Capital Goods 14.5%
Babcock & Wilcox Co.	31,058	$1,061,873
Cummins, Inc.	11,351	1,600,150
EMCOR Group, Inc.	61,217	2,598,049
Itron, Inc. *	62,264	2,579,598
Triumph Group, Inc.	22,784	1,733,179
		9,572,849
Consumer Durables & Apparel 2.3%
Polaris Industries, Inc.	10,411	1,516,258
		1,516,258
Consumer Services 3.0%
Matthews International Corp. - Cl. A	46,548	1,983,410
		1,983,410
Diversified Financials 2.1%
Federated Investors, Inc. - Cl. B	47,068	1,355,559
		1,355,559
Energy 5.5%
HollyFrontier Corp.	32,864	1,633,012
Whiting Petroleum Corp. *	32,025	1,981,387
		3,614,399
Food, Beverage & Tobacco 2.0%
J.M. Smucker Co. (The)	12,770	1,323,227
		1,323,227
Health Care Equipment & Services 3.8%
Masimo Corp. *	35,310	1,032,111
Varian Medical Systems, Inc. *	19,375	1,505,244
		2,537,355
Insurance 3.5%
Amtrust Financial Services, Inc.	71,248	2,329,097
		2,329,097
Materials 9.7%
CF Industries Holdings, Inc.	8,732	2,034,905
FMC Corp.	26,943	2,033,119

See Notes to Financial Statements.

10

Schedule of Investments (continued)

COMMON STOCKS (CONTINUED)	Shares	Value
Materials 9.7% (Continued)
Southern Copper Corp.	81,809	$2,348,737
		6,416,761
Media 2.3%
Meredith Corp.	29,170	1,511,006
		1,511,006
Pharmaceuticals, Biotechnology & Life Sciences 2.6%
Myriad Genetics, Inc. *	80,979	1,698,940
		1,698,940
Retailing 6.3%
American Eagle Outfitters, Inc.	139,398	2,007,331
GameStop Corp. - Cl. A	43,060	2,121,136
		4,128,467
Software & Services 6.5%
Micros Systems, Inc. *	23,681	1,358,579
ValueClick, Inc. *	125,879	2,941,792
		4,300,371
Technology Hardware & Equipment 13.5%
F5 Networks, Inc. *	23,914	2,172,826
Flextronics International Ltd. *	204,683	1,590,387
Tech Data Corp. *	38,633	1,993,463
Western Digital Corp.	37,871	3,177,377
		8,934,053
Telecommunication Services 6.8%
j2 Global, Inc.	43,747	2,187,787
Skyworks Solutions, Inc. *	80,371	2,295,396
		4,483,183
Transportation 3.2%
Kirby Corp. *	21,407	2,124,645
		2,124,645
Utilities 5.1%
AGL Resources, Inc.	31,310	1,478,771
Oneok, Inc.	30,778	1,913,776
		3,392,547

Total Common Stocks (Cost $45,022,286)		61,222,127

See Notes to Financial Statements.

11

Schedule of Investments (continued)

LIMITED PARTNERSHIP INTEREST 3.8%	Shares	Value
Materials 3.8%
Terra Nitrogen Co., LP	17,874	$2,522,021
Total Limited Partnership Interest (Cost $2,650,959)		2,522,021

SHORT TERM INVESTMENT 3.6%
Federated Prime Obligations Fund, 0.02% **	2,376,004	2,376,004
Total Short Term Investment (Cost $2,376,004)		2,376,004

Total Investments 100.1% (Cost $50,049,249)		66,120,152
Liabilities less Other Assets (0.1)%		(36,399)
Net Assets 100.0%		$66,083,753

*	Non-income producing

**	Represents 7-day effective yield as of December 31, 2013.

Sector Breakdown December 31, 2013
(based on total investments)

See Notes to Financial Statements.

12

Statement of Assets and Liabilities 12/31/13

Assets:
Investments at value (cost $50,049,249)	$66,120,152
Receivable for fund shares sold	17,771
Dividends and interest receivable	25,025
Prepaid expenses	21,435
Total assets	66,184,383

Liabilities:
Due to investment adviser (See Note 4)	32,011
Payable for fund shares redeemed	7,136
Accrued audit fees	16,900
Accrued legal fees	1,287
Accrued administration expense (See Note 5)	5,199
Accrued shareholder servicing fees	10,506
Accrued 12b-1 fees (See Note 4)	12,531
Accrued custodian expense	3,916
Accrued printing expense	8,527
Other payables	2,617
Total liabilities	100,630
Net Assets	$66,083,753

Net Assets Consist of:
Capital stock	$48,414,550
Accumulated net realized gains	1,598,300
Net unrealized appreciation on investments	16,070,903
Total Net Assets	$66,083,753

The Pricing of Shares:
Net asset value, offering and redemption price per share
($66,083,753 divided by 4,254,814 shares outstanding, no par value, unlimited shares authorized)	$15.53

See Notes to Financial Statements.

13

Statement of Operations Year ended 12/31/13

Investment Income:
Dividend income	$773,494
Interest income	1,232
Total Investment Income	774,726

Expenses:
Investment advisory fees (See Note 4)	377,439
12b-1 fee (See Note 4)	134,800
Shareholder servicing fees	64,748
Administration and accounting fees (See Note 5)	59,598
Professional fees	36,858
CCO fees	36,000
Federal and state registration fees	31,552
Trustees' fees and expenses	24,000
Custody fees	23,669
Reports to shareholders	18,867
Insurance expense	18,604
Miscellaneous costs	9,613
Total expenses before waivers	835,748
Expense waivers (See Note 4)	(147,984)
Net expenses	687,764
Net Investment Income	86,962

Realized and Unrealized Gain on Investments:
Net realized gain on investments	4,806,658
Change in unrealized appreciation on investments	7,328,377
Net realized & unrealized gain on investments	12,135,035
Net Increase in Net Assets Resulting From Operations	$12,221,997

See Notes to Financial Statements.

14

Statements of Changes in Net Assets

	Year Ended 12/31/13	Year Ended 12/31/12
Operations:
Net investment income	$86,962	$206,919
Net realized gain on investments	4,806,658	771,808
Change in unrealized appreciation on investments	7,328,377	4,017,522
Net increase in net assets resulting from operations	12,221,997	4,996,249

Distributions Paid From:
Net investment income	—	(239,454)
Net realized gains	(3,023,374)	(1,240,298)
Total distributions	(3,023,374)	(1,479,752)

Capital Share Transactions:
Proceeds from shares sold	24,747,370	10,811,892
Proceeds from reinvestment of distributions	1,767,529	582,048
	26,514,899	11,393,940
Payments for shares redeemed	(8,448,991)	(5,058,738)
Net increase from capital share transactions	18,065,908	6,335,202

Total Increase in Net Assets	27,264,531	9,851,699

Net Assets:
Beginning of year	38,819,222	28,967,523
End of year (including undistributed net investment income of $0 and $24, respectively)	$66,083,753	$38,819,222

Transactions in Shares:
Shares sold	1,724,613	851,725
Issued in reinvestment of distributions	114,329	45,683
Shares redeemed	(583,629)	(397,952)
Net increase	1,255,313	499,456

See Notes to Financial Statements.

15

Financial Highlights

For a Fund share outstanding throughout each year	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09

Net asset value, beginning of year	$12.94	$11.59	$11.83	$9.27	$6.39

Income from investment operations:
Net investment income	0.02	0.07	0.04	0.02	0.05
Net realized and unrealized gain (loss) on investments	3.30	1.78	(0.11)	2.55	2.86
Total from investment operations	3.32	1.85	(0.07)	2.57	2.91

Less distributions:
From net investment income	—	(0.08)	—	—	—
Return of capital	—	—	—	(0.01)	(0.03)
From net realized gains	(0.73)	(0.42)	(0.17)	—	—
Total distributions	(0.73)	(0.50)	(0.17)	(0.01)	(0.03)
Net asset value, end of year	$15.53	$12.94	$11.59	$11.83	$9.27

Total Return	25.68%	16.08%	(0.62)%	27.80%	45.75%

Supplemental data and ratios:
Net assets, end of year (000s)	$66,084	$38,819	$28,968	$27,425	$20,230
Ratio of net expenses to average net assets	1.28%	1.50%	1.50%	1.50%	1.50%
Ratio of expenses before waivers to average net assets	1.55%	1.81%	1.95%	2.16%	3.67%
Ratio of net investment income to average net assets	0.16%	0.60%	0.39%	0.24%	0.69%
Ratio of net investment income (loss) before waivers to average net assets	(0.11)%	0.29%	(0.06)%	(0.42)%	(1.48)%
Portfolio turnover rate	35.48%	26.40%	31.97%	48.36%	43.00%

See Notes to Financial Statements.

16

Notes to Financial Statements December 31, 2013

1. Organization

Stewart Capital Mutual Funds (the “Trust”) was organized on September 22, 2006 as a Delaware business trust and registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a diversified open-end investment management company which seeks long-term capital appreciation. The Trust currently consists of one investment portfolio: Stewart Capital Mid Cap Fund (the “Fund”). Stewart Capital Advisors, LLC (the “Adviser”) is the Fund’s investment adviser. The Fund commenced investment operations at the close of business December 29, 2006.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Investment Valuation ■ In determining the Net Asset Value (“NAV”) of the Fund’s shares, common stocks that are listed on national securities exchanges are valued at the last sale price on the securities exchange on which such securities are primarily traded or at last sale price on the national securities market. Securities that are traded on the Nasdaq National Market or the Nasdaq Smallcap Market (collectively, “Nasdaq-traded securities”) are valued at the Nasdaq Official Closing Price (“NOCP”). Exchange-traded securities for which there were no transactions and Nasdaq-traded securities for which there is no NOCP are valued at the average of the current bid and asked prices on such exchanges. Unlisted securities held by the Fund that are not included in the NASDAQ Stock Market are valued at the average of the quoted bid and asked prices in the OTC market. Short-term securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Any securities for which there are no readily available market quotations will be valued at their fair value as determined in good faith by the Adviser pursuant to procedures established by and under the supervision of the Board of Trustees. The fair value of a security is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. There can be no assurance that the Fund could obtain the fair value assigned to a security if it was to sell the security at approximately the time at which the Fund determines its NAV per share.

17

GAAP defines fair value, establishes a three-tier framework for measuring fair value based on a hierarchy of inputs, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly and how that information must be incorporated into a fair value measurement. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•
Level 1 – quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

•
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc. and quoted prices for identical or similar assets in markets that are not active.) Inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

•	Level 3 – significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows:

Common stocks, limited partnerships and short-term investments ■ Securities traded on a national exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Stocks traded on inactive markets or valued by reference to similar instruments are categorized in Level 2. Short-term investments may be valued using amortized cost which approximates fair value. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2013:

18

Investments in Securities
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks*	$61,222,127	$—	$—	$61,222,127
Limited Partnership Interest*	2,522,021	—	—	2,522,021
Short Term Investment	2,376,004	—	—	2,376,004
Total	$66,120,152	$—	$—	$66,120,152

*	All sub-categories within the security type represent their respective evaluation status. For a detailed breakout by industry, please refer to the Schedule of Investments.

U.S. GAAP requires the Fund to disclose details of transfers in and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers. For the year ended December 31, 2013, there were no transfers in and out of Level 1, Level 2 and Level 3. The Fund did not hold any Level 2 or Level 3 securities during the year ended December 31, 2013. It is the Fund’s policy to recognize transfers in and out of all Levels at the end of the reporting period.

Federal Income Taxes ■ It is the Fund’s policy to continue to meet the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all investment company net taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax provision is required.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze all open tax years 2010-2013, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the taxable year ended December 31, 2013, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Securities Transactions and Investment Income ■ Securities transactions are accounted for on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income and amortization are recognized daily on an accrual basis. Return of capital distributions from investments will decrease the cost of the relevant investment security and thus may impact unrealized appreciation or depreciation of the investment security and the realized gain or loss on its disposition.

19

Distributions to Shareholders ■ Dividends from net investment income, if any, are generally declared and paid quarterly. Distributions of net realized capital gains, if any, are declared and paid at least annually.

Distributions to shareholders are determined in accordance with federal income tax regulations and are recorded on the ex-dividend date. The tax character of distributions made during the year from net investment income or net realized gain may differ from those determined for financial statement purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

3. Investment Transactions

Purchases and sales of securities by the Fund, excluding short-term investments, for the year ended December 31, 2013 were $32,623,504 and $18,267,929 respectively.

4. Investment Advisory Agreement and Distribution Plan

The Fund has entered into an Investment Advisory Agreement with the Adviser. The Fund pays a fee based on the Fund’s average daily net assets at the annual rate of 0.70% for the services provided by the Adviser. Effective April 30, 2013 the Adviser has contractually agreed to limit the annual operating expenses of the Fund to 1.20% through April 30, 2014, subject to later reimbursement by the Fund in certain circumstances (“the Expense Limitation Agreement”). Prior to April 30, 2013, the contractually agreed limit to the annual operating expenses of the Fund was 1.50%. The Expense Limitation Agreement renews automatically for successive one-year periods, subject to approval by the Fund’s Board of Trustees. During the year ended December 31, 2013, the Adviser waived investment advisory fees for the Fund of $147,984 under the Expense Limitation Agreement. While the Expense Limitation Agreement is in effect, the Adviser is entitled to recoup from the Fund amounts waived or reimbursed for a period of up to three years from the date such amounts were waived or reimbursed, provided the Fund’s expenses, including such recouped amounts, do not exceed the stated expense limitations in place at the time of recoupment. Due to the Expense Limitation Agreement, expenses previously waived under the 1.50% expense limit are now subject to recoupment eligibility only if the annual operating expenses of the Fund falls below 1.20%. During the year ended December 31, 2013, the Adviser did not recoup any expenses. At December 31, 2013, $130,066 is subject to recoupment through December 31, 2014, $108,332 through December 31, 2015 and $147,984 through December 31, 2016, to the extent the Expense Limitation Agreement is still in effect.

Pursuant to Rule 12b-1 of the 1940 Act, the Trust has adopted a plan of distribution with UMB Distribution Services, LLC which permits the Fund to pay for certain expenses associated with the distribution of its shares and for services provided to its shareholders. Under the Plan, the Fund may pay expenses pursuant to the distribution plan equal to a maximum of 0.25% of the average daily net assets of the Fund. During the year ended December 31, 2013, the Fund incurred distribution expenses of $134,800.

Effective April 30, 2013, UMB Distribution Services, LLC replaced Grand Distribution Services, LLC as the Fund’s Distributor.

20

5. Administration Agreements

The Fund has entered into an Administration and Fund Accounting Agreement with UMB Fund Services, Inc. (“UMBFS”). Under the terms of the Agreement, UMBFS provides non-investment-related administrative services for the Fund. UMBFS supervises the preparation of tax returns, reports to shareholders, reports to and submits filings to the SEC and state securities commissions, calculates the daily NAV per share and maintains the financial books of the Fund. For these services, UMBFS receives fees computed at an annual rate of the daily net assets of the Fund, subject to a minimum annual contractual fee. In addition, the Fund reimburses UMBFS for certain out-of-pocket expenses incurred by UMBFS in obtaining valuations of such Fund’s portfolio securities and other expenses.

6. Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates a presumption of control under Section 2(a)(9) of the 1940 Act. As of December 31, 2013, Jasco & Co. and Charles Schwab & Co. Inc., for the benefit of its customers, owned 39% and 33%, respectively, of the Fund and as such may be deemed to control the Fund. Jasco & Co. is an affiliate of the Adviser.

7. Federal Income Tax Information

At December 31, 2013, gross unrealized appreciation and depreciation and cost of investments, based on cost for federal income tax purposes were as follows:

Cost of Investments	$49,837,923
Gross Unrealized Appreciation	$17,741,721
Gross Unrealized Depreciation	(1,459,492)
Net Unrealized Appreciation	$16,282,229

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to wash sales, investments in limited partnerships and return of capital distributions from certain investments.

As of December 31, 2013, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$76,131
Unrealized long-term gains	1,310,843
Tax accumulated earnings	1,386,974
Unrealized appreciation on investments	16,282,229
Total accumulated earnings	$17,669,203

21

The following reclassifications made by the Fund during the tax year ended December 31, 2013 are primarily the result of permanent book/tax differences in the tax treatment of certain items of net investment income.

Undistributed net investment income	$(86,986)
Accumulated net realized gains	86,986

The tax character of distributions paid during the fiscal years ended December 31, 2013 and 2012 were as follows:

	2013	2012
Distributions paid from:
Ordinary Income	$303,871	$364,514
Long-Term Capital Gains	2,719,503	1,115,238
Total Distributions	$3,023,374	$1,479,752

8. Officers and Trustees

Certain officers or trustees of the Trust are also officers or trustees of the Adviser. During the year ended December 31, 2013, the Fund incurred $36,000 in Chief Compliance Officer fees and $24,000 in trustee fees for its unaffiliated trustees. These trustee fees are paid in shares of the Fund valued at the time of payment.

9. Commitments and Contingencies

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that might be made against the Fund that have not yet occurred. However, based on experience of the Adviser, the Fund expects the risk of loss to be remote.

10. Subsequent Event Disclosure

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

22

Report of Independent Registered
Public Accounting Firm

To the Shareholders of Stewart Capital Mid Cap Fund
and the Board of Trustees of Stewart Capital Mutual Funds

We have audited the accompanying statement of assets and liabilities of the Stewart Capital Mid Cap Fund, a series of shares of beneficial interest of Stewart Capital Mutual Funds, including the schedule of investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Stewart Capital Mid Cap Fund as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
February 19, 2014

23

Additional Information (Unaudited)

Proxy Voting Policies and Procedures

For a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call (toll-free) 877.420.4440 and request a Statement of Additional Information which contains this description. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission at http://www.sec.gov. A report on “Form N-PX” of how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, is available without charge, upon request, by calling (toll-free) 877.420.4440 or by accessing the website of the Securities and Exchange Commission at http://www.sec.gov.

Disclosure of Portfolio Holdings

The Fund files complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the website of the Securities and Exchange Commission at http://www.sec.gov. The Fund’s Forms N-Q also may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

Board Deliberations Regarding Renewal of Advisory Agreement:

In connection with a regular meeting held on November 29, 2013, the Board of the Trust, including a majority of the Independent Trustees, discussed the renewal of advisory agreement between Stewart Capital Advisors, LLC, (the “Adviser”) and the Stewart Capital Mutual Funds on behalf of the Stewart Capital Mid Cap Fund (the “Advisory Agreement”).

Counsel noted that, on behalf of the Trustees, it had provided the Adviser with a letter requesting information for the Board to consider in connection with the proposed renewal of the Advisory Agreement. In considering the proposed renewal, the Trustees reviewed a memorandum describing their duties when considering the Investment Advisory Agreement.

A representative of the Adviser then referred the Trustees to the Board materials and reviewed with them the returns of the Fund against its Morningstar Mid-Cap Value category as well as a peer group of midcap value funds selected by the Adviser (the “Peer Group”). The Board noted that the Fund underperformed its Morningstar category over the 1-year period, but outperformed the Morningstar category for the 5-year and since inception periods. The Board also noted that the Fund underperformed its Peer Group over the 1-year period, but outperformed the Peer Group over the 5-year and since inception periods. The Board also noted that the Adviser selected only “4 Star” or higher funds for comparison, thus holding itself to a very high standard. The Board concluded that

24

they were satisfied with the performance of the Fund. The Board further concluded that the Fund has been served well by the investment parameters used by the Adviser, and, unless significant changes in market conditions are encountered, the same parameters should continue to be applied by the Adviser.

There had been no material compliance issues and that there were no planned changes to the corporate structure. The Board noted the Adviser’s record of compliance over the past year, and that the Adviser has demonstrated a strong and consistent culture of compliance and professionalism. The Board also noted that they appreciate the open dialogue between management and the Board. The Board noted with approval that the Adviser had invested in and implemented software to monitor compliance with investment limitations. A representative of the Adviser also noted that neither the Fund nor the Adviser use soft dollars. He then discussed the Adviser’s process for selecting a broker-dealer for Fund transactions and for allocating transactions across multiple accounts managed by the Adviser. The Board determined that they are still satisfied with the nature, quality and extent of services provided by the Adviser.

Counsel referred the Board members to the materials that had been included in the Board materials which compared the expense structure of the Fund to the Peer Group and Morningstar category. The Board noted that the investment advisory fee was less than the Peer Group’s average fees, but higher than the Morningstar category’s average fees. The Board also noted that the net expenses were higher than the Peer Group’s average (skewed by one fund whose expense ratio is zero), but lower than the Morningstar category’s average net expenses. The Board also considered the fees charged by the Adviser to its separately managed accounts and agreed that the Fund’s fees were acceptable in comparison. A representative of the Adviser then reminded the Board that the Adviser is waiving a significant part of its advisory fee to keep total expenses at the Fund’s expense cap. The Board determined that the Fund’s fees and expenses were reasonable and consistent with similar products and types of accounts.

A representative of the Adviser also noted that the Adviser experienced a profit managing the Fund. The Board noted that the Adviser’s profitability as a result of its relationship with the Fund has been very limited in amount, and, based on the services provided by the Adviser, the profits realized by the Adviser were very reasonable. A representative of the Adviser indicated that the Adviser does not expect to achieve economies of scale for several years or when assets under management eclipse $1 billion. The Board noted that they expect to have conversations about breakpoints with the Adviser as the Fund’s assets grow.

Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the advisory fee structure is fair and reasonable and that renewal of the Advisory Agreement was in the best interests of the Trust and the Fund’s shareholders, and unanimously voted to renew the Advisory Agreement.

25

Long-Term Capital Gains Designation

Pursuant to IRC 852(b)(3) of the Internal Revenue Code, the Stewart Capital Mid Cap Fund hereby designates $2,719,503 as long-term capital gains distributed during the year ended, December 31, 2013.

For the year ended December 31, 2013, 100.00% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund, is designated as qualified dividend income.

For the year ended December 31, 2013, 100.00% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund, qualifies for the dividends received deduction available to corporate shareholders.

26

Stewart Capital Mid Cap Fund
Trustee and Officer Information (Unaudited)

Independent Trustees
Name/Age	Address	Current position held with the Fund	Term of Office and Length of Time Served*
Debbie Shuster, 51	Stewart Capital Mutual Funds 800 Philadelphia Street Indiana, PA 15701	Trustee	Indefinite; Since Inception
Brian A. Maxwell, 47	Stewart Capital Mutual Funds 800 Philadelphia Street Indiana, PA 15701	Trustee	Indefinite; Since Inception
Gayland B. Cook, 61	Stewart Capital Mutual Funds 800 Philadelphia Street Indiana, PA 15701	Trustee	Indefinite; Since Inception
Interested Trustee** and Officer
Malcolm E. Polley, 51	Stewart Capital Advisors, LLC 800 Philadelphia Street Indiana, PA 15701	Trustee, President	Indefinite; Since Inception
Officers
Timothy P. McKee, 53	S&T Bank 800 Philadelphia Street Indiana, PA 15701	Treasurer, Secretary	Indefinite; Since Inception
Matthew S. Hardin, 52	Hardin Compliance Consulting, LLC 290 Northgate Drive, Suite 100 Warrendale, PA 15086	Chief Compliance Officer	Indefinite; Since 01/01/09

*	Inception was 12/29/2006

**	Mr. Polley is an “interested person” of the Trust within the meaning of the 1940 Act by virtue of his position with the Trust and with Stewart Capital Advisors, LLC, the adviser for the Fund.

The Fund’s Statement of Additional Information includes additional information about Fund trustees and officers and is available, without charge, upon request, by calling 877.420.4440.

27

Principal occupation during the past five years	Number of funds overseen within the Fund complex	Other directorships held outside the Fund complex
Director of Business Development, Seltzer Financial Strategies, LLC, (2008-present)	1	None
Vice President/Investment Officer, Mill Creek Capital Advisors, LLC. (2011-present); Investment Consultant, Yanni Partners, a Division of GBS Investment Consulting, LLC, (1999-2010)	1	None
Managing Director, Seneca Capital Management, (1996-present); Director, various privately owned portfolio companies of Seneca Capital Management	1	None

Vice President, Senior Vice President, and Executive Vice President, S&T Bank (2001-present); Executive Vice President/ Chief Investment Officer, S&T Wealth Management Group, (2001-present); President/Chief Investment Officer, Stewart Capital Advisors, LLC, (2004-present)	1	None

Vice President/Senior Financial Officer, S&T Bank, (2001-present); Chief Compliance Officer/Treasurer/Secretary, Stewart Capital Advisors, LLC, (2006-present)	N/A	None
Owner and President, Hardin Compliance Consulting, LLC, (2006-present)	N/A	None

This page intentionally left blank.

Stewart
CAPITAL

877.420.4440
www.stewartcap.com

This material must be preceded or accompanied by a current Stewart Capital Mutual Funds prospectus.

Stewart Capital Mutual Funds are distributed by UMB Distribution Services, LLC.

Item 2.  Code of Ethics.

The Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer.  During the period covered by this report, there were no amendments to the provisions of the Code, nor were there any implicit or explicit waivers from any provisions of the Code.  A copy of the Code is filed as Exhibit 12(a)(1) hereto.

Item 3.  Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has an audit committee financial expert serving on its audit committee who is “independent” within the meaning set forth in Item 3(a)(2) of Form N-CSR: Deborah Shuster .  Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

The aggregate fees billed for professional services by the Registrant’s principal accountant for each of the last two fiscal years were as follows.

(a)
Audit Fees for Registrant.  Aggregate fees billed for professional services rendered by the principal accountant to the Registrant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

Fiscal year ended December 31, 2013	$13,900
Fiscal year ended December 31, 2012	$13,900

(b)
Audit-Related Fees for Registrant.  Aggregate fees billed for assurance and related services by the principal accountant to the Registrant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not required under “Audit Fees” above.

Fiscal year ended December 31, 2013	$0
Fiscal year ended December 31, 2012	$0

(c)
Tax Fees for Registrant.  Aggregate fees billed for professional services rendered by the principal accountant to the Registrant for review of Federal and excise tax returns, tax compliance, tax advice and tax planning.  The fees paid were comprised of a review of the tax returns, tax notes and other documentation for the filings and returns, along with their underlying schedules, that were prepared by the Registrant’s administrator.

Fiscal year ended December 31, 2013	$3,000
Fiscal year ended December 31, 2012	$3,000

(d)
All Other Fees.  Aggregate fees billed for products and services provided by the principal accountant to the Registrant, other than services reported under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above.

Fiscal year ended December 31, 2013	$0
Fiscal year ended December 31, 2012	$0

(e)	Audit Committee’s pre-approval policies and procedures.

(1)
The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the Registrant, including services provided to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant with respect to any engagement that directly relates to the operations and financial reporting of the Registrant.

(2)
Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X: 100% of these fees were approved by the Trust’s Audit Committee as required pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)
During the fiscal years ended December 31, 2012 and December 31, 2013, there were no other non-audit services rendered by the Registrant’s principal accountant to the Registrant, its investment adviser or any entity controlling, controlled by or under the common control with the investment adviser that provides ongoing services to the Registrant.

(h)	No, because no such services were rendered.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.

None.

Item 11.  Controls and Procedures.

(a)
The Registrant’s principal executive officer and principal financial officer has reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act.  Based on his review, such officer has concluded that the disclosure controls and procedures were effective in ensuring that information required to be disclosed in this report was appropriately recorded, processed, summarized and reported and made known to him by others within the Registrant and by the Registrant’s service providers.

(b)
There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act that occurred during the Registrant’s last fiscal half-year that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	The Code of Ethics. Filed herewith.

(a)(2)	Certifications required pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Stewart Capital Mutual Funds

/s/ Malcolm E. Polley
Malcolm E. Polley
Principal Executive Officer
February 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

/s/ Malcolm E. Polley
Malcolm E. Polley
Principal Executive Officer
February 27, 2014

/s/ Timothy P. McKee
Timothy P. McKee
Principal Financial Officer
February 27, 2014